SECURITIES AND EXCHANGE COMMISSION



                             Washington, D.C. 20549



                                    FORM 8-K


                        --------------------------------

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                          Date of Report: June 30, 1997
                        (Date of earliest event reported)
                        --------------------------------


                       SMART CHOICE AUTOMOTIVE GROUP, INC.
             (Exact name of registrant as specified in its charter)

                        --------------------------------


             Florida                 1-14082                 59-1469577
 (State or other jurisdiction of (Commission File Number)   (IRS Employer
 incorporation or organization)                             Identification No.)



             5200 South Washington Avenue, Titusville, Florida 32780
               (Address of principal executive offices, zip code)

                                 (407) 269-9680
              (Registrant's telephone number, including area code)

Item 5.                Other Events

(a) Following is pro forma consolidated financial information for the six months ended June 30, 1997 together with accompanying discussion pertaining to various acquisitions.

                       Smart Choice Automotive Group, Inc.
                       (Formerly Eckler Industries, Inc.)
                  Pro Forma Consolidated Financial Information
                        Explanatory Headnote (Unaudited)

                                  Introduction

On October 28, 1996, Eckler Industries, Inc. (Eckler) entered into an Agreement and Plan of Reorganization (the "Agreement") with Smart Choice Holdings, Inc.,
(SCHI). SCHI had previously entered into agreements to acquire the outstanding capital stock or net assets of other companies. The closing of the transaction between Eckler and SCHI occurred on January 28, 1997. The transactions between SCHI and the other companies closed on January 28, 1997 (prior to the Eckler and SCHI closing), February 12, 1997 and February 14, 1997.

Based on the controlling interest in Eckler obtained by SCHI as a result of this transaction, the transaction will be accounted for as an acquisition of Eckler by SCHI (a reverse acquisition in which SCHI is considered the acquirer for accounting purposes).

SCHI was incorporated on June 21, 1996 and had no significant operations or assets until it acquired Eckler and the other companies. The acquisition of Eckler and the other companies will be accounted for as a purchase, with the assets acquired and liabilities assumed recorded at their estimated fair values.

The pro forma condensed consolidated statement of operations for the six months ended June 30, 1997 assumes the transactions were consummated as of January 1, 1997.

The pro forma condensed consolidated financial statement may not be indicative of the actual results of the transactions. In particular, the pro forma condensed consolidated financial statement is based on management's current estimate of the allocations of purchase price, the actual allocation of which may differ.

In the opinion of management, all adjustments have been made that are necessary to present fairly the pro forma data.

Acquisition of Liberty Finance Company, Inc. and Affiliates

The outstanding capital stock of Liberty was acquired for $1,500,000 in notes due to the seller, 352,156 shares of restricted common stock valued at $3.375
per  share   ($1,188,527)  and  $54,026  in  acquisition  costs.  Prior  to  the acquisition, the selling stockholder converted debt amounting to $628,941 to the capital of Liberty.

The purchase price for Liberty is anticipated to be allocated as follows:

         Fair value of assets acquired                  $   15,818,914
         Excess of cost over net assets acquired             1,633,463
                                                        --------------
                                                            17,452,377
         Fair value of liabilities assumed                  14,709,824
                                                        --------------
              Total purchase price of
              net assets acquired                       $    2,742,553
                                                        ==============

Acquisition of Florida Finance Group, Inc. and Affiliates

     The outstanding capital stock of Florida Finance and the net assets of its affiliated companies were acquired for $892,722 in notes due to the seller, the issuance of 285,714 shares of restricted common stock valued at $3.375 per share ($964,285) and $40,643 in acquisition costs.

The purchase price for Florida Finance is anticipated to be allocated as follows:

         Fair value of assets acquired                      $    5,015,224
         Excess of cost over net assets acquired                 3,238,721
                                                            --------------

                                                                 8,253,945
         Fair value of liabilities assumed                       6,356,295
                                                            --------------
               Total purchase price of
               net assets acquired                          $    1,897,650
                                                            ==============


Acquisition of 225 North Military Trail Corporation and Affiliate

     The net assets of 225 North Military Trail and Affiliate were acquired for $3,000,000 cash, $1,250,000 in notes due to the seller, 285,714 shares of restricted common stock valued at $3.375 per share ($964,286) and $53,299 in acquisition costs.

The purchase price for 225 North Military Trail is anticipated to be allocated as follows:

         Fair value of assets acquired                     $    5,108,400
         Excess of cost over net assets acquired                  808,278
                                                           --------------

                                                                5,916,678
         Fair value of liabilities assumed                        649,093
                                                           --------------
               Total purchase price of
               net assets acquired                         $    5,267,585
                                                           ==============

Acquisition of Dealer Development Services, Inc.

The outstanding capital stock of Dealer Development Services, Inc. was acquired for $384,615 in notes due to the seller and $3,934 in acquisition costs.

The purchase price for Dealer Development Services is anticipated to be allocated as follows:

         Fair value of assets acquired                     $      101,116
         Excess of cost over net assets acquired                  892,426
                                                           --------------

                                                                  993,542
         Fair value of liabilities assumed                        604,993
                                                           --------------
               Total purchase price of
               net assets acquired                         $      388,549
                                                           ==============

Acquisition of Dealer Insurance Services, Inc.

The outstanding capital stock of Dealer Insurance Services, Inc. was acquired for $365,385 in notes due to the seller and $20,627 in acquisition costs.

The purchase price for Dealer Insurance Services is anticipated to be allocated as follows:

         Fair value of assets acquired                    $      132,461
         Excess of cost over net assets acquired                 421,485
                                                          --------------

                                                                 553,946
         Fair value of liabilities assumed                       167,934
                                                          --------------
               Total purchase price of
               net assets acquired                        $      386,012
                                                          ==============

Acquisition of Eckler Industries, Inc.

The acquisition of Smart Choice Holdings, Inc. by Eckler will be accounted for as an acquisition of Eckler by SCHI (a reverse acquisition in which SCHI is considered the acquirer for accounting purposes). The purchase price for Eckler is computed by valuing the outstanding shares of common stock of Eckler (the equivalent of 2,757,500 shares) at $3.375 or $9,306,563 and acquisition costs of $100,119.

The purchase price for Eckler is anticipated to be allocated as follows:

         Fair value of assets acquired                    $    6,366,508
         Excess of cost over net assets acquired               7,004,572
                                                          --------------

                                                              13,371,080
         Fair value of liabilities assumed                     3,964,398
                                                          ______________
               Total purchase price of
               net assets acquired                        $    9,406,682
                                                          ==============

                       Smart Choice Automotive Group, Inc.
                       (Formerly Eckler Industries, Inc.)
           Pro Forma Consolidated Statement of Operations (Unaudited)
                         Six Months Ended June 30, 1997

                                                             225 North  Dealer
                                                  Florida    Military   Develop-     Dealers              Pro Forma   Consolidated
                             SCHI(1)  Liberty(2)  Finance(2) Trail(2)   ment(2)    Insurance(2) Eckler(2) Adjustments  Pro Forma
                          ----------  ---------- ----------  ---------  ---------- -----------  --------- -----------  ---------

Revenues                  $22,904,591  $1,813,590 $ 389,037   $1,512,570 $ 104,630  $57,640    $853,881   $            $27,635,939
                          -----------  ---------- ----------  ---------- ---------  -------    --------   ---------    -----------

Costs and expenses:
  Cost of sales            15,206,441   1,511,731   289,820   1,060,814                         582,117                 18,650,923
  Operating expenses       12,172,252     434,243   152,053     207,336     47,940   60,924     432,006     75,798(2)   13,582,552
                           ----------  ----------  ---------- ---------   --------   -------    -------    --------    -----------


                           27,378,693   1,945,974   441,873   1,268,150     47,940   60,924   1,014,123     75,798      32,233,475
                           ----------  ----------  ---------- ---------   --------   -------  ---------    --------    -----------

Income(loss)from
operations                 (4,474,102)   (132,384)  (52,836)    244,420     56,690   (3,284)   (160,242)   (75,798)     (4,597,536)


Other income (expense):
   Interest expense        (1,623,500)   (176,585)  (64,061)    (3,694)      (122)     (171)    (23,728)   (73,723)(3)  (1,965,584)
  Other                        43,531                                       1,002                 6,412                     50,945
                           ----------    ---------- ----------  --------   --------  -------    -------   ---------    -----------
                            1,579,969)   (176,585)  (64,061)    (3,694)       880      (171)  $ (17,316)   (73,723)     (1,914,639)
                           ----------    ---------- ----------  --------   --------  -------  ---------  ----------    -----------

Net income (loss)         $(6,054,071) $ (308,969) $(116,897)  $ 240,726   $57,570   $(3,455) $(177,558) $(149,521)    $(6,512,175)
                          ===========   ========== ==========  =========   ========  =======  =========  ==========    ===========


Loss per share                                                                                                           $   (.73)
                                                                                                                         =========

Weighted average number of common shares outstanding                                                                     8,937,193
                                                                                                                         =========

                    (1) The financial data includes the results of operations
                        of the four predecessors from the date of acquisition to June 30, 1997.

                    (2) The financial data is the results of operations from
                        January 1, 1997 to the date of acquisition.


                    See   accompanying   headnote   and   notes  to  pro   forma
                    consolidated financial statement (unaudited).

                       Smart Choice Automotive Group, Inc.
                       (Formerly Eckler Industries, Inc.)
              Notes to Pro Forma Consolidated Financial Information
                                   (Unaudited)


1.       Pro Forma Adjustments

The pro forma condensed consolidated statement of operations for the six months ended June 30, 1997 assumes the transactions were consummated as of January 1, 1997. The results of operations of the acquired companies after the dates of acquisition are included in the results of operations of SCHI.

2.       Amortization of Excess Cost over Fair Value of Assets Acquired

This adjustment reflects the amortization of excess cost over fair value of assets acquired over 20 years.

3.       Interest Expense

This adjustment reflects the net additional interest expense on the indebtedness incurred as partial payment of the purchase price of the acquired companies, reduced by the interest expense incurred on debt converted to capital by the sellers of one of the acquired companies.

                              ___________________

(b) On May 13, 1997, the Company closed on an additional $4,000,000 loan (the "May Loan") from Sirrom Capital Corporation ("Sirrom"). The Company executed a convertible promissory note in the principal amount of $4,000,000 which bears interest at 12% per annum, with interest only, payable quarterly, and which matures on May 12, 2002. The note is convertible at any time into Common Stock at the conversion rate of $7.50, subject to adjustments. Further, Sirrom has certain registration rights for the shares issuable upon conversion of the Company's obligations to Sirrrom. The May Loan brings the aggregate borrowings from Sirrom to $7,500,000, all of which is secured by the Company's real and personal property.

Item 7.                  Exhibits.

 10.55             Loan Agreement dated May 13, 1997           Filed herewith
                   between the Company and Sirrom
                   Capital Corporation ("Sirrom")

 10.56             $4,000,000 Convertible Senior               Exhibit 10.19 to Form 10-Q,
                   Promissory Note dated May 13, 1997,         filed May 20, 1997, File No.
                   the Company, maker, Sirrom, payee           1-14082

 10.57             Amended and Restated Registration           Exhibit 10.20 to Form 10-Q,
                   Rights Agreement between the Company        filed May 20, 1997, File No.
                   and Sirrom, dated May 13, 1997              1-14082


                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          Smart Choice Automotive Group, Inc.



                                              By:/s/ Gary R. Smith
August 28, 1997                                   Gary R. Smith, President